Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452



                            FIRST TRUST SERIES FUND

                         FIRST TRUST AQA(R) EQUITY FUND
                                  (the "Fund")

  SUPPLEMENT TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 6, 2015


                            DATED NOVEMBER 17, 2015

      1. Notwithstanding anything to the contrary in the Fund's prospectus or statement of additional information, the correct date for the expiration of the current Expense Reimbursement, Fee Waiver and Recovery Agreement between the Fund and the Advisor is November 6, 2017. As a result, all references in the Fund's prospectus and statement of additional information to the date "November 9, 2016" shall be replaced with the date "November 6, 2017."

      2. Notwithstanding anything to the contrary in the prospectus for the Fund, the "Example" table of the section entitled "Fees and Expenses of the Fund" in the prospectus is replaced in its entirety with the following:

                       REDEMPTION                          NO REDEMPTION
SHARE CLASS      A           C        I               A          C          I
1 Year          $704       $338      $137            $704       $238      $137
3 Years        $1,112      $822      $519           $1,112      $822      $519




    PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE